UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2007

Ladenburg Thalmann Financial Services Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-15799	650701248
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., 12th Floor, Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 409-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On September 21, 2006, Ladenburg Thalmann Financial Services Inc. (the "Company") entered into a letter agreement with Vector Group Ltd. ("Vector"). Pursuant to the agreement, Vector has agreed to make available to the Company the services of Richard J. Lampen, Vector’s Executive Vice President, to serve as the Company’s President and Chief Executive Officer and to provide certain other financial and accounting services, including assistance with complying with Section 404 of the Sarbanes-Oxley Act of 2002. In consideration for such services, the Company had agreed to pay Vector an annual fee of $250,000, plus any direct, out-of-pocket costs, fees and other expenses incurred by Vector or Mr. Lampen in connection with providing such services, and will indemnify Vector. The agreement is terminable by either party upon 30 days’ prior written notice.

On December 20, 2007, the Company and Vector entered into an amendment to the agreement to amend the fees payable thereunder as follows:

(i) a special management fee payment of $150,000 for 2007 (resulting in a total of $400,000 for 2007);

(2) an increase in the annual fee from $250,000 to $400,000 effective January 1, 2008; and

(3) a further increase in the annual fee from $400,000 to $600,000 effective July 1, 2008 (payment of $500,000 for 2008).

The above summary is qualified in its entirety by reference to the full text of the amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 1.01, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 First Amendment to Letter Agreement, dated December 20, 2007, between Ladenburg Thalmann Financial Services Inc. and Vector Group Ltd.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ladenburg Thalmann Financial Services Inc.

December 20, 2007	By:	/s/ Diane Chillemi

Name: Diane Chillemi
Title: Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Letter Agreement, dated December 20, 2007, between Ladenburg Thalmann Financial Services Inc. and Vector Group Ltd.